HSBC Investor LifeLine Funds

HSBC Investor Growth Strategy Fund
(the “Fund”)

Supplement Dated October 30, 2009
to the Prospectus and Statement of Additional Information
Dated February 27, 2009

On September 14, 2009, the Board of Trustees (the “Board”) of the HSBC Investor LifeLine Funds (collectively, the “Funds”) approved a proposal to restructure and rebrand the Funds as the HSBC Investor World Selection Funds. Accordingly, effective December 30, 2009, the HSBC Investor Growth Strategy Fund will be renamed the HSBC Investor World Selection Growth Fund. In addition, the Board approved changes to the Fund’s investment strategies and certain other aspects of the Fund’s operations that also will become effective as of December 30, 2009. As of that date, the Adviser expects to manage the Fund’s assets in accordance with the investment strategies set forth in this supplement, as opposed to those currently set forth in the Fund’s Prospectus and Statement of Additional Information.

HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), will use an active or “tactical” asset allocation strategy, as explained in this supplement, to manage the Fund. The Fund’s principal investment objective, to achieve long-term growth of capital, will not change as a result of this rebranding.

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds managed by the Adviser, mutual funds managed by investment advisers that are not associated with the Adviser and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Fund may also purchase or hold individual securities.

The Adviser may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes and their performance in various market conditions. The Adviser anticipates maintaining each element of the Fund’s target allocation within a target investment range, and has determined a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be used in respect of the Fund if the Adviser believes that none of the asset classes available for investment by the Fund provide greater potential for relative outperformance as compared to other available asset classes. The Adviser believes that the Fund’s actual allocation will typically vary (within the prescribed Investment Range, as set forth in the table below) from the neutral target allocation.

At the end of each fiscal quarter, it is anticipated that the Fund will rebalance to its target asset allocation if its actual asset allocation varies by at least 5% from its target levels.

The following table shows how the Adviser currently expects that it will allocate the Fund’s investments among asset classes and the sectors that make up each asset class:

	Approximate Percentage of the Fund’s Assets

	Investment	Neutral Target
Asset Class	Range	Allocation
Underlying Equity Funds	30-80%	54%
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small-cap
International Equity
Global Emerging Markets Equity
Underlying Fixed Income Funds	20-70%	32%
U.S. Fixed Income
High Yield Fixed Income
Global Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	12%
Private Equity Funds
Real Estate Funds
Commodity ETFs
Exchange Traded Notes
HSBC Investor Prime Money Market Fund	0-20%	2%

The percentage weightings are targets that may be adjusted in the Adviser’s discretion. When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, the Fund may invest any amount in cash, cash equivalents, high-quality, short-term debt securities, money market instruments and the HSBC Investor Prime Money Market Fund as a temporary defensive position.

Following its adoption of the active or “tactical” asset allocation strategy, the Fund will have thefollowing principal investment risks:

•	Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

•	Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise.

•	Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•	Style Risk: The risk that use of a particular investing style may fall out of favor in the market place for various periods of time and result in significant declines in the value of the Underlying Funds’ portfolio securities. Securities of companies considered to be growth investments held by Underlying Funds may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

•	Capitalization Risk: Large capitalization stocks held by the Underlying Funds may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies held by the Underlying Funds may involve greater risks due to limited product lines, market and financial or managerial resources, as well as have more volatile stock prices and the potential forgreater declines in stock prices in response to selling pressure. Small capitalization companies generallyhave more risk than medium capitalization companies.

•	Market Risk. The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•	Issuer Risk: The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the Underlying Funds.

•	Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

•	High Yield (“Junk Bonds”) Risk: The Fund could lose money or experience a lower rate of return if an Underlying Fund holds high-yield securities that are subject to higher credit risks and are less liquid than other fixed income securities.

•	Interest Rate Risk: The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•	Credit Risk: The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing an Underlying Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

•	Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•	Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

•	Derivatives/Leverage Risk: An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in traditional investments, and could increase the volatility of the Underlying Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of an Underlying Fund to be more volatile.

•	Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Underlying Funds’ investment performance.

•	Index Risk: The risk that the Underlying Funds’ performance will not correspond to its benchmark index for any period of time and may underperform the overall stock market.

•	Temporary Defensive Position Risk: The risk that the Fund may not achieve its investment objective during times of adverse market, economic or political conditions. During such times, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

•	Swap Risk: The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. If a counterparty to a swap agreement defaults on its payment obligations to an Underlying Fund, the value of the Fund’s investment in the Underlying Fund will decrease.

An investment in the Fund is not a deposit of HSBC Bank USA, NA and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund will continue to compare its performance over time to that of the Standard & Poor’s 500 Index®. To correlate with the investment strategy change, the Fund will also compare its performance over time to that of a composite benchmark consisting of a blend by percentage of the following indices: Russell 1000® Index (24.9%); Russell 2000® Index (2.8%); Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”) (6.4%); Morgan Stanley Capital International Emerging Market Index (5.1%); Barclays Capital US Aggregate Bond Index (26.6%); Merrill Lynch US High Yield Master II Index (11.6%); Merrill Lynch Emerging Market Sovereign Plus Index (8.7%); LPX50 (2.0%); FTSE EPRA/NAREIT Developed Index Net TRI (1.6%); Dow Jones-UBS Commodity Index (7.1%); Credit Suisse Tremont HF Multi-Strategy Index (1.5%) and cash (1.8%).

The Fund’s fees and expenses will not differ as a direct result of this restructuring. However, because the Adviser shall achieve added exposure to certain asset classes by investing Fund assets in unaffiliated Underlying Funds from which the Adviser derives no revenue, the Adviser may ask each World Selection Fund’s shareholders to approve a management fee increase in the future. Also, as of December 30, 2009, the Adviser will discontinue imposing the 2.0% redemption fee that is currently assessed on Fund shares redeemed or exchanged after holding them for fewer than 30 days.

Effective December 30, 2009, the co-managers primarily responsible for the day-to-day management of the Fund will be:

Randeep Brar, CFA. Mr. Brar is Vice President and Head of Multimanager New York. Mr. Brar will be primarily responsible for selecting the Underlying Funds and other investments that will provide exposure to each asset class. Mr. Brar joined the Adviser in 2007 and is responsible for managing the Adviser’s Multimanager Team. Mr. Brar’s current role includes both research and portfolio management responsibilities across broad US equity asset classes. From 2001 to 2007, prior to joining the Adviser, Mr. Brar worked in a variety of senior research positions and he led small cap portfolio management and research within SEI Investments’ manager of managers program. Mr. Brar holds a BE in Engineering from Punjab University, India and a graduate degree in finance from the University of Alabama. Mr. Brar has 15 years of industry experience.

Simona Paravani. Ms. Paravani is Global Investment Strategist of the Adviser. Ms. Paravani will be primarily responsible for determining the Fund’s exposure to a particular asset class. From May 2007 through January 2009, Ms. Paravani was Chief Investment Officer of the Adviser, overseeing the New York-based liquidity group and leading the development of innovative investment solutions for HSBC customer groups in the US. Previously, she was Head of Global Asset Allocation Support at the Adviser. Ms. Paravani joined the Adviser in 2004 as an Asset Allocation Economist within the Global Research Group. She holds a graduate degree from Cambridge University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE